                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549             OMB APPROVAL
                                                  -------------------------
                               FORM 8-K           OMB Number:     3235-0060
                                                  Expires:   March 31, 2003
                            CURRENT REPORT        Estimated average burden
                                                  hours per response.. 1.25

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)       October 12, 2001
                                             -----------------------------------
                      Advance Stores Company, Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                    333-56013                 54-0118110
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)
--------------------------------------------------------------------------------
               5673 Airport Road, Roanoke, Virginia                  24012
--------------------------------------------------------------------------------
             (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code    (540) 362-4911
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events and Regulation FD Disclosure.

                  Reference is made to the press release of the registrant, issued on October 12, 2001, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

             None.

(b)          Pro forma financial information.

             None.

(c)          Exhibits.

Exhibit No.  Description

99.1         Press Release dated October 12, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCE STORES COMPANY, INCORPORATED
                                          --------------------------------------
                                                       (Registrant)

Date       October 12, 2001                         /s/ Jimmie L. Wade
---------------------------               --------------------------------------
                                          Jimmie L. Wade
                                          President and Chief Financial Officer